MFS(R) STRATEGIC INCOME FUND

                      Supplement to the Current Prospectus

The description of portfolio manager under the "Management of the Fund" section is hereby restated as follows:

Bernard Scozzafava, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1989. Effective September 10, 2001, Mr. Scozzafava became the portfolio manager of the fund.

               The date of this Supplement is September 14, 2001.